Subsequent Events	12 Months Ended
Dec. 31, 2025
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Subsequent Events

Note 33: Subsequent Events

2026 Dividends

In February 2026, the Company announced a 10% or $0.24 per share increase in the annualized dividend to $2.62 per common share, which was approved by the Company’s board of directors. A quarterly dividend of $0.655 per share will be paid on March 10, 2026 to shareholders of record as of February 17, 2026.

Share Repurchases and Return of Capital

In February 2026, the Company announced that it plans to repurchase up to $600 million of its common shares under an amended NCIB that has been approved by the TSX. The amended NCIB was effective on February 27, 2026 and will increase the maximum number of common shares that may be repurchased by an additional 6 million. Under the amended NCIB, up to 16 million common shares may be repurchased between August 19, 2025 and August 18, 2026, of which 6.0 million common shares were repurchased in 2025 (see note 25). The completion of this program will depend on certain factors such as market conditions, share price and other opportunities to invest capital for growth.

In February 2026, the Company also announced that it plans to return $605 million to shareholders through a return of capital transaction from the gross proceeds derived from the May 2024 sales of LSEG shares. The return of capital will consist of a special cash distribution of approximately $1.36 in cash per participating share, followed by a share consolidation, or “reverse stock split”, which will reduce the number of common shares on a basis that is proportional to the special cash distribution. To that end, the share consolidation ratio will be based on the volume weighted average trading price of the common shares on the Nasdaq for the five trading days immediately prior to the transactions becoming effective. The return of capital and share consolidation transactions will require shareholder approval and the approval of the Ontario Superior Court of Justice (Commercial List). If shareholder and court approval are obtained, the Company expects to effect the proposed transactions in early May 2026.

Acquisition

In February 2026, the Company acquired Noetica, Inc., a New York-based AI-native start-up that transforms transaction-deal data into structured market intelligence for deal professionals. This business will be primarily reported in the Legal Professionals segment. The Company is in the process of allocating the purchase consideration to the assets and liabilities assumed for accounting purposes.